PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION
DATED SEPTEMBER 9, 2025

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. _)

Filed by the Registrant x

Filed by a Party other than the Registrant ¨

 Check the appropriate box:

x	Preliminary Proxy Statement

¨	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

¨	Definitive Proxy Statement

¨	Definitive Additional Materials

¨	Soliciting Material Pursuant to Section 240.14a-12

CHARLES & COLVARD, LTD.

(Name of registrant as specified in its charter)

________________________________DUC PHAM___________________________________

(Names of Persons Filing Proxy Statement if other than the Registrant)

(Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

______________________________________________________________________________

A LETTER FROM DUC PHAM

September 10, 2025

Dear Fellow Charles & Colvard Shareholders:

I am a shareholder of Charles & Colvard, Ltd. (“Charles & Colvard” or the “Company”), and I have voting power over 299,900 shares of Charles & Colvard common stock, representing about 9.6% of the outstanding shares or 6.7% if the newly converted 1353180 shares would be counted.  I believe that the Company’s Board of Directors (the “Board”) needs significant change to ensure that the Company is being managed and governed to maximize shareholder value.  I have thus nominated myself for election to the Board of Directors at the upcoming Annual Meeting of Shareholders, to be held on October 13, 2025 at 9:30 A.M. Eastern Time, at the Company’s offices at 170 Southport Drive, Morrisville, 27560, including any adjournments, postponements or continuations thereof and any meeting which may be called in lieu thereof (collectively the “Annual Meeting”).

I have nominated myself out of a belief that Charles & Colvard can have a bright future, but achieving that goal forward will require significant changes in leadership at the top.  As a significant shareholder, my interests are fully aligned with yours, and I am committed to working for improved performance for all of us.

At the upcoming meeting, shareholders will elect five (5) directors to the Board of Directors, which currently has five (5) members.  In addition to my candidacy, the Company has nominated five (5) candidates (the “Company Nominees”), and a separate slate of three (3) candidates (the “RiverStyx Nominees”) has been nominated by Ben Franklin, a principal of RiverStyx Capital Management LLC (“RiverStyx”; collectively, the “RiverStyx Parties”).

The enclosed BLUE universal proxy card provides you with an opportunity to vote on all candidates – myself, the Company Nominees and the RiverStyx Nominees.   If you have already voted using the Company’s WHITE proxy card or the RiverStyx proxy card, you have every right to change your vote by signing, dating, marking your vote and returning a later dated BLUE universal proxy card or by voting in person at the Annual Meeting.

I urge you to carefully consider the information in the attached Proxy Statement and then support my efforts by signing, dating and returning the enclosed BLUE universal proxy card today. The attached Proxy Statement and the enclosed BLUE universal proxy card are first being mailed to shareholders on or about September 18, 2025.

If you wish to share your perspectives on how to maximize shareholder value at Charles & Colvard, please contact me directly.  If you have any questions or require any assistance with your vote, please contact Campaign Management, LLC, which is assisting us, at its address and toll-free number listed on the following page.

I look forward to continuing to engage with you about improving the Charles & Colvard Board and positioning the Company for success.

Thank you for your support and consideration,

 Duc Pham

 duc_pham01@yahoo.com
 (408) 876-7071

If you have any questions, require assistance in voting your BLUE universal proxy card,

or need additional copies of our proxy materials,

please contact Campaign Management, LLC at the phone number listed below.

Strategic Stockholder Advisor and Proxy Solicitation Agent

15 West 38th Street, Suite #747, New York, New York 10018

North American Toll-Free Phone:

1-844-264-9255

Email: info@campaign-mgmt.com

Call Collect Outside North America: +1 (212) 632-8422

PRELIMINARY  PROXY STATEMENT SUBJECT TO COMPLETION
DATED SEPTEMBER 9, 2025

2025 ANNUAL MEETING OF STOCKHOLDERS

OF CHARLES & COLVARD, INC.

_________________________

PROXY STATEMENT
OF
DUC PHAM

________________________

PLEASE SIGN, DATE AND MAIL THE ENCLOSED BLUE UNIVERSAL PROXY CARD TODAY

This proxy statement and the accompanying BLUE proxy card are being furnished to shareholders of Charles  & Colvard, Ltd. by Duc Pham (“Mr. Pham”) for the 2025 Annual Meeting of the Company being held at 9:30 A.M. Eastern Time on October 13, 2025 at the Company’s offices at 170 Southport Drive, Morrisville, North Carolina 27560.

At the Annual Meeting Duc Pham will propose that he should be elected to the Board of Directors, each for a one-year term, and the shareholders will thus have an opportunity to vote on his nomination.  Shareholders will thus have an opportunity:

1.     To elect Duc Pham to the Board of Directors.

2.     To vote on management proposals to ratify the appointment the Company’s independent registered public accounting firm and to approve on a nonbinding basis the Company’s proposals to approve management executive company report and the frequency of future advisory votes on executive compensation.

3.     To transact such other business that may properly come before the Annual Meeting.

This Proxy Statement and the enclosed BLUE universal proxy card are first being mailed to shareholders on or about September 18, 2025.

The Company has disclosed that the Annual Meeting will take place as an in-person meeting at the date, time and location disclosed above.  For further information on how to attend and vote at the Annual Meeting and by proxy please see the “Voting procedures; broker non-votes and discretionary voting” section of this proxy statement.

The Board is currently composed of five (5) directors, each serving a one-year term. Five (5) directors will be elected to one-year terms at the 2025 Annual Meeting.  Through this Proxy Statement and enclosed BLUE universal proxy card, Mr. Pham is soliciting proxies to elect himself.  Mr. Pham is not seeking your proxy to vote “for” or “against” or to “withhold” your proxy as to any other item that may properly come before the Annual Meeting.  Mr. Pham, the RiverStyx Nominees and the Company Nominees will each be using a universal proxy card for voting on the election of directors at the Annual Meeting.  Each card will include the names of all nominees for election to the Board.  Shareholders will thus have the ability to vote for up to five (5) nominees on Mr. Pham’s enclosed BLUE universal proxy card and to vote on Mr. Pham’s BLUE universal proxy card for all items on the Company’s proxy card.  There is no need to use the Company’s WHITE proxy card or voting instruction form or the RiverStyx Parties’ proxy card or voting instruction, regardless of how you wish to vote. In any case, we recommend that the shareholders vote in favor of Mr. Pham to achieve a Board composition that he believes is in the best interest of all shareholders.

If elected, Mr. Pham, subject to his fiduciary duty as a director, will seek to work with the other members of the Board to evaluate all opportunities to enhance shareholder value.  If Mr. Pham is elected, he would be in a minority on the Board, and it is uncertain that he would be able to implement the actions that he believes to be necessary to unlock shareholder value.  There is no assurance that any of the Company Nominees will serve as directors if Mr. Pham should be elected. The names, backgrounds and qualifications of the Company Nominees, and other information about them and other members of the Board of Directors, can be found in the Company’s proxy statement.  The names, backgrounds and qualifications of the RiverStyx Nominees and other information about them can be found in the RiverStyx Parties’ proxy statement.

IF YOU SUBMIT A VALIDLY EXECUTED BLUE PROXY CARD, IT WILL BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS.

YOU MAY MARK INSTRUCTIONS WITH RESPECT TO ANY OR ALL OF THE DIRECTOR NOMINEES LISTED IN PROPOSAL 1, BUT YOU MAY MARK A VOTE “FOR” NO MORE THAN FIVE (5) NOMINEES IN TOTAL.  IF YOU MARK A VOTE “FOR”  FEWER THAN FIVE NOMINEES, THE NAMED PROXIES (NAMED ON THE BLUE PROXY CARD) WILL VOTE YOUR SHARES  “FOR” ONLY THOSE NOMINEES YOU HAVE SO MARKED.  IF YOU MARK A VOTE “FOR” MORE THAN FIVE NOMINEES, YOUR VOTES ON PROPOSAL 1 WILL BE INVALID AND WILL NOT BE COUNTED.

IF YOU DO NOT INDICATE ANY INSTRUCTION WITH RESPECT TO PROPOSAL 1, THE BLUE PROXY CARD WILL BE VOTED AS FOLLOWS: “FOR” MR.  PHAM AND “WITHHOLD” ON ALL THE COMPANY NOMINEES, IN EACH CASE AS LISTED IN PROPOSAL 1.

WITH RESPECT TO PROPOSALS 2, 3 AND 4 (MANAGEMENT PROPOSALS):  YOUR SHARES WILL BE VOTED ON THE BLUE CARD ONLY AS DIRECTED.  IF YOU DO NOT PROVIDE AN INSTRUCTION WITH RESPECT TO ANY OF THESE PROPOSALS, THE NAMED PROXIES (NAMED IN THE BLUE PROXY CARD) WILL EXERCISE THEIR DISCRETION TO CAUSE YOUR PROXY TO ABSTAIN ON SUCH OTHER PROPOSALS.

 THE NAMED PROXIES WILL ALSO EXERCISE THEIR DISCRETION ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING, SUBJECT TO APPLICABLE LAW.

5

The Company has set the close of business on August 29, 2025 as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”).  According to the Company, as of the Record Date, there were 4,471,453 shares of Common Stock outstanding and entitled to vote at the Annual Meeting.

Mr. Pham is the only “participant” in this solicitation, as that term is used in federal securities law, and he has no substantial interest in Charles  & Colvard other than the ownership of shares as follows: Of the outstanding shares of common stock (reported by the Company as of the Record Date, Mr. Pham is the record owner of 50 shares and the beneficial owner of 155,850 shares, and he has voting authority as to 144,000 shares, together comprising approximately 9.6% or 6.7% (if newly converted shares would be added) of the Company’s common stock.  A list of these holdings as of September 9, 2025 and transactions in Charles & Colvard common stock in the past two years appear in Appendix 1 to this proxy statement.

We urge you to carefully consider the information in this Proxy Statement and then support our efforts by signing, dating and returning the enclosed BLUE universal proxy card today.

THIS SOLICITATION IS BEING MADE BY DUC PHAM AND NOT ON BEHALF OF THE BOARD OR MANAGEMENT OF THE COMPANY OR ANY OTHER PARTY.  MR. PHAM IS NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING OTHER THAN AS SET FORTH IN THIS PROXY STATEMENT AND THE PROXY MATERIALS CIRCULATED BY THE COMPANY AND THE RIVERSTYX PARTIES.  SHOULD OTHER MATTERS, OF WHICH MR. PHAM IS NOT AWARE AT A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED BLUE UNIVERSAL PROXY CARD WILL EXERCISE THEIR DISCRETION TO VOTE ON SUCH MATTERS.

MR. PHAM URGES YOU TO SIGN, DATE AND RETURN THE BLUE UNIVERSAL PROXY CARD “FOR” THE ELECTION OF DUC PHAM.

IF YOU HAVE ALREADY SENT A UNIVERSAL PROXY CARD FURNISHED BY THE COMPANY OR THE RIVERSTYX PARTIES, YOU MAY REVOKE THAT PROXY AND VOTE ON EACH OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT BY SIGNING, DATING AND RETURNING THE ENCLOSED BLUE UNIVERSAL PROXY CARD. THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS. ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting—This Proxy Statement and our BLUE universal proxy card are available at www.sec.org and at ___________.

IMPORTANT

Your vote is important, no matter how many shares of Common Stock you own.  Duc Pham urges you to sign, date, and return the enclosed BLUE universal proxy card today to vote FOR the election of Mr. Pham to the Board of Directors.

·

If your shares of Common Stock are registered in your own name, please sign and date the enclosed BLUE universal proxy card and return it to Mr. Pham c/o Campaign Management, LLC in the enclosed postage-paid envelope today.

·

If your shares of Common Stock are held in a brokerage account or bank, you are considered the beneficial owner of the shares of Common Stock, and these proxy materials, together with a BLUE voting instruction form, are being forwarded to you by your broker or bank. As a beneficial owner, if you wish to vote, you must instruct your broker, trustee or other representative how to vote. Your broker cannot vote your shares of Common Stock on your behalf without your instructions.

·

Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed BLUE voting instruction form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed BLUE voting instruction form in the enclosed pre-paid return envelope.

As Mr. Pham is using a “universal” proxy card, which includes Mr. Pham, the RiverStyx Nominees and the Company’s Nominees, there is no need to use any other proxy card regardless of how you intend to vote. However, Mr. Pham strongly urges you NOT to sign or return any proxy cards or voting instruction forms that you may receive from the Company or the RiverStyx Parties.  Even if you return the WHITE management proxy card marked “withhold” as a protest against the incumbent directors, it will revoke any proxy card you may have previously sent to us.

If you have any questions, require assistance in voting your BLUE universal proxy card,

or need additional copies of Mr. Pham’s proxy materials, please contact Campaign Management, LLC at the phone numbers listed below.

Strategic Stockholder Advisor and Proxy Solicitation Agent

15 West 38th Street, Suite #747, New York, New York 10018

Campaign Management

North American Toll-Free Phone:

1-844-264-9255

Email: info@campaign-mgmt.com

Call Collect Outside North America: +1 (212) 632-8422

BACKGROUND TO THE SOLICITATION

The following is a chronology of material events leading up to this proxy solicitation.

In 2017, while shopping for an anniversary ring, Mr. Pham compared a two-carat diamond with moissanite and was impressed by moissanite’s optical properties and value. He purchased a Company-branded Forever One® ring through an authorized dealer.  He also began researching the Company and began purchasing shares, based on a belief in the Company’s mission and product potential.

In 2018 Mr. Pham launched Infinitive Love, Inc. to sell a collection of his jewelry designs that were based on Forever One moissanites to promote the Company brand and products.  From 2018 to 2023 he purchased approximately $25,000 of the Company’s moissanite each year from an authorized distributor.

On April 30, 2025, after several years of observing and experiencing industry changes, and in the wake of the Company’s stock’s delisting from NASDAQ, Mr. Pham wrote the Board’s Nominating and Governance Committee to express his interest in serving on Company’s Board of Directors.  The Company acknowledged receipt of his communication on May 9, 2025.

On August 20, 2025, Mr. Pham entered into an irrevocable proxy voting agreement under which he received voting power with respect to 144,000 shares of common stock for the 2025 annual meeting of shareholders.

On August 22, 2025 Mr. Pham filed a Schedule 13D disclosing his voting power over 9.6% of the Company’s common stock.

On August 23, 2025 the Company’s Chief Executive Officer Company e-mailed Mr. Pham to propose a meeting with him and two new members of the Board.

On August 25, 2025, Mr. Pham delivered to the Company a notice of his intent to nominate himself as a director at the 2025 Annual Meeting.

On August 29, 2025, Mr. Pham met virtually with the Company’s Chief Executive Officer, the Executive Chair, and an Executive Director to discuss governance and high-level strategic themes, including focusing on jewelry design and attention to detail as a way to differentiate the brand within the market for lab-grown jewelry.  At the Executive Chair’s suggestion, Mr.  Pham was invited to provide design advice to the CEO, and the parties discussed a possible on-site session for September 8–9, 2025.  Mr. Pham indicated a preference to join the Board first and provide jewelry design input thereafter.  No session was scheduled, and no agreements or understandings were reached.

On September 1, 2025, the Company’s Corporate Secretary confirmed that Mr. Pham’s nomination papers complied with the bylaw requirements for presenting the nomination at the upcoming annual meeting.

REASONS FOR THE SOLICITATION

In the Participant’s view:

Charles & Colvard is a company that has lost touch with its core customer. Catalog and pricing don’t align with demand for elegant, independently certified (GIA/IGI/GCAL) jewelry designs at competitive prices; a sprawling assortment slows decisions and erodes the conversion of browsers into buyers, as well as trust.

There have been significant market shifts in recent years, yet Charles & Colvard has been slow to adapt, and shareholders have paid a heavy price.

There are things that can be done to turn things around, but that will not happen with the Company’s current leadership.  Mr. Pham would bring to the Board something it currently lacks – an independent perspective from someone with hands-on experience in the jewelry business, as well as concrete plans for improving operations and shareholder value.

This discussion will focus first on performance and then outline Mr. Pham’s analysis of what went wrong and what should be done.

What the Numbers Tell Us

Performance Deterioration (Evidence & Implications)

From fiscal 2023 through the first quarter of fiscal 2025, the Company's revenue declined materially and GAAP losses persisted. Net sales fell from approximately $29.95 million in FY2023 to approximately $21.96 million in FY2024 (about a 27% year-over-year decline), and Q1 FY2025 net sales were approximately $3.23 million. Gross profitability also compressed; on a year-to-date basis, gross margin decreased from roughly 33% (nine months ended March 31, 2024) to roughly 29% (nine months ended March 31, 2025), and the Company reported net losses in FY2023 and FY2024 with continued quarterly losses into FY2025.  Figure 1 summarizes the experience.

Figure 1. Quarterly Net Sales (slate gray bars), GAAP Net Loss (red bars), and Sales & Marketing (“S&M”) expense (line), Q2 FY2023–Q1 FY2025 — unified scale with Year over Year (“YoY”) labels above revenue bars.

Quarterly Net Sales (bars), GAAP Net Loss (red bars), and Sales & Marketing Expense (line)
Q2 FY2023 to Q1 FY2025 — unified scale with YoY labels
Sales & Marketing expense
Net sales
Net loss (GAAP)
-33% YoY
-24% YoY
-21% YoY
-31% YoY
-35% YoY
Millions ($)
Millions ($)
10.0
7.5
5.0
2.5
0.0
−2.5
−5.0
−7.5
−10.0
Q2 FY2023
Q3 FY2023
Q4 FY2023
Q1 FY2024
Q2 FY2024
Q3 FY2024
Q4 FY2024
Q1 FY2025

Source: Company filings (FY2024 Form 10-K; Q1 FY2025 Form 10-Q; quarterly releases). Losses shown as negative values. S&M Q4 FY2024 derived as FY2024 total minus Q1–Q3.

What the chart shows.

• Double-digit year-over-year revenue declines in each comparable quarter, ranging from −35% to −21% (labels above the revenue bars).

• Severe, persistent GAAP losses across the last seven quarters (red bars).

• Sales & Marketing (S&M) expense remained a major cost line through FY2024 and into Q1 FY2025 (line), yet did not translate into sales growth—indicating low marketing efficiency/conversion and a likely product–market fit gap. In short, the Company appears to be selling what it has rather than what customers want.

Stock performance to last Nasdaq close (investor perspective)

The Company’s stock performance for investors in the last 1 to 5 years average about −88% which reflects poor performances on top and bottom lines. Net sales average about −29% decline from year-ago quarter. Net losses average about $4.4 million per quarter in the last 8 quarters.

To illustrate shareholder experience, Figure 2 below shows the percentage loss at the last Nasdaq close (April 24, 2025; $0.49/share) for a hypothetical $10,000 invested at year-end from 2019 through 2024.

Figure 2. Percentage Loss to Last Nasdaq Close by Start Date (losses shown as negative).

Source and methodology:   Price-only; no dividends assumed. Start prices are year-end closes (Macrotrends). End price is the last Nasdaq close on April 24, 2025 ($0.49; Yahoo Finance).

If you invested $10,000 at year-end 2020, 2021, 2022, 2023, or 2024, your return to the last Nasdaq close on April 24, 2025 ($0.49/share) would be −96.0% (−$9,602), −98.3% (−$9,830), −94.0% (−$9,404), −88.1% (−$8,805), and −63.2% (−$6,316), respectively (ending values ≈ $398, $170, $596, $1,195, and $3,684).

How Did We Get to This Point?

Based on publicly available information through September 8, 2025, Mr. Pham believes management and the Board have not adequately adapted to the rapid industry shift toward certified lab‑grown diamonds.  Mr. Pham notices this trend in his own jewelry business.  By early 2023, low-cost imported moissanite had become widely available, and lab-grown diamond prices had declined rapidly, making lab-grown diamonds that had been “certified” by independent organizations such as the Gemological Institute of America (“GIA”) or the International Gemological Institute (“IGI”) highly affordable.  In Mr. Pham’s experience, consumers value and trust the certification of jewelry by an independent agent, rather than “house certification” by the seller.  Such reports are also valuable in judging the comparability of individual pieces.

Based on these changing market conditions and customer preferences, Mr. Pham transitioned to using GIA, IGI, or GCAL certified lab-grown diamonds and stopped ordering moissanite, expecting that the Company would respond to this market shift.  Although the Company helped pioneer man‑made gemstones, it appears that the Company failed to capture a significant share of the growing market for certified lab‑grown diamonds.  The multi‑quarter revenue declines and persistent losses in Figure 1 bear this out.

Mr. Pham believes the Company’s price positioning for moissanite appears elevated relative to a broad set of alternative offerings, which may be constraining sell‑through. As a director, Mr. Pham would seek an immediate pricing and merchandising review alongside development and executive of a product strategy based on certification-based products.

Identifying Problems and Proposing Solutions

            The financial charts above suggest that there are several immediate issues that should be tackled.  Two immediate problems are apparent.

Problem — Loose-jewel inventory has not cleared. As of March 31, 2025 (Q3 FY2025), the Company reported approximately $10.62 million in loose jewels inventory—essentially unchanged from approximately $10.08 million as of June 30, 2024 - despite materially lower loose-jewel sales through FY2024–FY2025. This indicates slow sell-through and a continued moissanite overhang on the balance sheet.

Solution — Clear the moissanite overhang quickly.  Run an aggressive, time-boxed markdown program for loose moissanite across all channels until the overhang is reduced to a defined target (for example, ≤ three quarters of forward demand). Protect brand equity by using designated clearance lanes (outlet, marketplace, or B2B bulk) and bundle tactics (e.g., buy mounting, get center at a discount), rather than blanket site-wide cuts. Pre-define guardrails (minimum gross margin floor, maximum weekly units) and publish a weekly inventory burn-down to the Board until the target level is achieved.

Problem — Caydia® branding vs. independent trust. The Company moved into lab-grown diamonds under its Caydia® brand. While Caydia® positions quality visually and by specification, the primary trust signal for many customers is an independent grading report such as GIA or IGI or GCA.   Caydia® presentation has not consistently led with third-party certificates as the hero credential.

Solution — Standardize on independent certification and simplify the message. Make third-party certificates the default: require certification by IGI/GCAL[1]/GIA for all center stones above a defined size (independent lab reports that assess cut, color, clarity, carat and assign a unique report number), and surface certificate numbers and scans on product pages and invoices. Triage existing Caydia® inventory by routing higher-grade stones for IGI grading and marking down lower-grade stones to convert to cash. Retire any proprietary “self-certification” framing for diamonds.

But that’s not all.  The data suggest some broader issues that need to be addressed.

Additional problems:

• Revenue contraction and losses: Material year-over-year declines with continued quarterly losses have reduced operating flexibility and increased financing risk.

• Inefficient Sales & Marketing spend: High S&M intensity without commensurate sales improvement suggests conversion issues (targeting, messaging, or offer–product mismatch).

• Customer signal mismatch: Merchandising and product mix are not aligned with current demand signals (e.g., certification expectations, design differentiation).

Proposed solutions:

• Pause ads that don’t pay off. Only run paid campaigns that at least earn back twice their cost or pay for themselves within ~90 days. While the product lineup is being fixed, stick to low-cost retention (email, texts, loyalty).

• Spend a small, set amount on learning. Use a modest budget (about 10% of prior sales & marketing) to talk to customers, make quick prototypes, and A/B test ideas—start with certified center stones and design-led sets.

• Turn slow sellers into cash. Mark down unpopular items and older moissanite through outlet/marketplace/bulk channels instead of site-wide sales, so regular prices don’t get dragged down.

• Make the store easier to buy from. Lead with independently certified stones and signature designs, and cut option overload so customers can choose faster.

• Targets (conversion & mix). Lift conversion of browsers into buyers by X% from today’s level and improve gross margin by 3–5 percentage points by selling a better mix of products.

• Targets (inventory & cash). Set weekly goals to shrink old inventory and track cash raised from markdown/bulk. Reduce aged stock to no more than three quarters of expected demand within 90 days.

In addition to near-term actions to stabilize performance, the Company needs medium-term moves to reignite growth, and a long-term brand vision centered on certified product leadership and design differentiation.

• To reverse declining revenue and severe losses, the Company should focus on selling the jewelry the customer wants and pay more attention to details especially on the total user experience. The customer wants elegant, premium jewelry designs at competitive pricing. The company website has thousands of pieces, but in Mr. Pham’s view they don't quite meet all the criteria previously mentioned.\

• Redesign the website to feature GIA, IGI, and GCAL certified lab-grown diamonds as center stones, with prices set lower than competitors to improve conversion and customer trust.

•  Replace the “SALE” section with two categories: Moissanite Sale (for moissanite jewelry and loose stones) and Lab-Grown Diamond Sale (for lower-grade Caydia® jewelry).

• For each category or style, select at most 20 best sellers provided they have at least 5 reviews and 10 sales; others go on sale and are discontinued.

• Add a “New Designs” category for up to 20 new designs as a testing ground to become best sellers.

• Motivate buyers to write reviews by offering a 15% discount on their next purchase.

The Participant’s Vision

Customers don’t just buy jewelry—they choose the brand’s designs filled with emotion and meaning. Each sale is intimate and unique. The Participant views elevating this experience as critical to the Company’s long-term success.

Specifically, the Participant believes successful jewelry brands are anchored by a clear design philosophy and a thoughtful customer experience. To put design at the center, he proposes a senior role—President of Design & Product Excellence—to lead strategy and ensure accountability. In his view, elegantly designed jewelry is wearable art.

The Participant believes that limiting the assortment to at most 20 best sellers per category or style will improve customer experience by reducing shopping time and enabling faster purchase decisions. Inventory costs would be lower, and items would be in stock and ready to ship the next day.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board is currently composed of five (5) directors, each serving a term of one (1) year, and the terms of all five (5) directors will expire at the 2025 Annual Meeting.  We seek your support at the Annual Meeting to elect Duc Pham for a term ending at the 2026 Annual Meeting of Stockholders.  There is in addition a slate of three (3) nominees put forward by the RiverStyx Parties.  Given that the Company’s five nominees are incumbent directors, your vote to elect Mr. Pham and two or more of the RiverStyx Nominees could have the effect of replacing a majority of the current Board members.  If only Mr. Pham is elected, or if he and only one of the RiverStyx Nominees is elected, they would constitute a minority of the Board, and there can be no guarantee that they would be able to implement the actions that Mr. Pham (or they) believe to be necessary to unlock shareholder value.  Regardless of the outcome, Mr. Pham, if elected, and subject to his fiduciary duty as a director, will seek to work with the other members of the Board to evaluate all opportunities to enhance shareholder value.

This Proxy Statement is soliciting proxies to elect only Mr. Pham.  However, it will be possible to use the BLUE proxy card to vote “FOR” or “WITHHOLD” not only as to Mr. Pham, but also as to the Company Nominees and the RiverStyx Nominees.  Mr. Pham has provided the required notice to the Company pursuant to the Universal Proxy Rules, including Rule 14a-19(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and intend to solicit the holders of Common Stock representing at least 67% of the voting power of Common Stock entitled to vote on the election of directors in support of director nominees other than the Company’s nominees. There is no assurance that any of the Company’s Nominees will serve as a director if Mr. Pham or any of the RiverStyx Nominees is elected to the Board. You should refer to the Company’s proxy statement for the names, backgrounds, qualifications and other information concerning the Company’s Nominees.  You should refer to the RiverStyx Parties’ proxy statement for the names, backgrounds, qualifications and other information concerning the RiverStyx Nominees.

NOMINEE DUC PHAM

The following information sets forth the name, age, business address, present principal occupation, and employment and material occupations, positions, offices or employments for the past five (5) years of Mr. Pham, along with the specific qualifications, attributes and skills.  This information has been furnished by Mr. Pham, who is a citizen of the United States of America.

Duc Pham, 49, is a professional jeweler, designer, and self-taught goldsmith with direct experience in gemstone setting, 3D design, and small-batch production. Through Infinitive Love Inc., a company he co-founded in 2018, he develops original, value-focused designs using certified lab-grown gemstones. In addition, he has worked as a Senior Engineer at Apple Inc. since 2015.

Mr. Pham supports a disciplined, data-driven approach to operations and continuous improvement, and he has been a committed investor in Charles & Colvard for nearly a decade. His company, Infinitive Love, used to promote moissanite purchased through the Company’s official distribution channel.  Motivated by his investment philosophy and passion for creative design, Mr. Pham transitioned into the jewelry industry and has since become a professional jeweler and goldsmith who has personally designed every piece in his collections and hand set every center stone. His jewelry business, which relies on referrals and word-of-mouth marketing, specializes in original and trendy designs using lab-grown gemstones and prioritizes a customer-centric business model that emphasizes premium quality, cost-effective material selection, and aesthetic attention to design details.

Below is a sample of one of Mr. Pham bestselling designs: A 2-carat IGI-certified blue lab-grown diamond ring in platinum.  Mr. Pham designed the 6-prong ring with knife edge pavé, claw set the center stone and took the pictures as shown before any editing.

Figure 3. Mr. Pham’s 6-prong Blue Diamond Knife Edge Pave Platinum Ring.

Mr. Pham’s principal occupation over the last five years as been as a Senior Engineer at Apple Inc. (October 2015-present).  In addition, and as to Infinitive Love Inc., he is a co-founder, jewelry designer, chief financial officer and member of the board of directors (August 2018-present). He holds a B.S. in Electrical and Computer Engineering from the University of California, Davis.  His business address at Apple, Inc. is One Apple Park Way, Cupertino, CA 95014.  His business address for Infinitive Love, Inc. is 969 Story Rd # 6012, San Jose, CA 95122.

Mr. Pham believes that he would if he should be elected as a director of the Company, he would be an “independent director” within the meaning of applicable Over The Counter Markets listing standards.  Notwithstanding the foregoing, he understands that a director may not qualify under any applicable standards unless the board of directors affirmatively makes such a determination.

Except as otherwise set forth in this Proxy Statement (including the Appendices hereto),  during the past 10 years: (i) no participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no participant directly or indirectly beneficially owns any securities of the Company; (iii) no participant owns shares of the Company’s common stock of record; (iv) no participant has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any participant is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no participant is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits or the giving or withholding of proxies; (vii) no associate of any participant owns beneficially, directly or indirectly, any securities of the Company; (viii) no participant owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no participant or any of his, her or its associates was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no participant or any of his, her or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; and (xi) no person, including any  participant, who is a party to an arrangement or understanding pursuant to which Mr. Pham is proposed to be elected, has a substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted on as set forth in this Proxy Statement. There are no material proceedings to which any participant or any of his, her or its associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. With respect to Mr. Pham, except as set forth in this Proxy Statement (including the Appendix), (a) none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act occurred during the past ten years, (b) there are no relationships involving Mr. Pham or his associates that would have required disclosure under Item 407(e)(4) of Regulation S-K had he been a director of the Company, and (c) neither Mr. Pham nor his associates has received any fees earned or paid in cash, stock awards, option awards, non-equity incentive plan compensation, changes in pension value or nonqualified deferred compensation earnings or any other compensation from the Company during the Company’s last completed fiscal year, nor was subject to any other compensation arrangement described in Item 402 of Regulation S-K.

Other than as stated herein, there are no arrangements or understandings between or among any participant or any other person or persons pursuant to which the nomination of Mr. Pham is being made.  Mr. Pham is not a party adverse to the Company or any of its subsidiaries, and he does not have a material interest that is adverse to the Company or any of its subsidiaries in any material pending legal proceeding.

Mr. Pham, the Company and the RiverStyx Parties will each be using a universal proxy card for voting on the election of directors at the Annual Meeting, which will include the names of all nominees for election to the Board.  Shareholders will thus have the ability to vote for Mr. Pham on the enclosed BLUE universal proxy card and to vote on the BLUE card for one or more of the Company Nominees or the RiverStyx Nominees up to a total of five (5).  Any shareholder who wishes to vote on any item being proposed by the Company will also be able to do using the BLUE card.  There is no need to use the Company’s WHITE proxy card or voting instruction form or the RiverStyx Parties’ proxy card or voting instruction form, regardless of how you wish to vote.

We urge you to vote FOR Mr. Pham using the BLUE universal proxy card.

Information about the Company Nominees is set forth in the Company’s proxy statement. Mr. Pham is not responsible for the accuracy of any information provided by or relating to Charles  & Colvard or the Company Nominees contained in any proxy solicitation materials filed or disseminated by, or on behalf of, Charles  & Colvard or any other statements that Charles  & Colvard or its representatives have made or may otherwise make.

IF YOU SUBMIT A VALIDLY EXECUTED BLUE PROXY CARD, IT WILL BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS.

YOU MAY MARK INSTRUCTIONS WITH RESPECT TO ANY OR ALL OF THE DIRECTOR NOMINEES LISTED IN PROPOSAL 1, BUT YOU MAY MARK A VOTE “FOR” NO MORE THAN FIVE (5) NOMINEES IN TOTAL.  IF YOU MARK A VOTE “FOR”  FEWER THAN FIVE NOMINEES, THE NAMED PROXIES (NAMED ON THE BLUE PROXY CARD) WILL VOTE YOUR SHARES  “FOR” ONLY THOSE NOMINEES YOU HAVE SO MARKED.  IF YOU MARK A VOTE “FOR” MORE THAN FIVE NOMINEES, YOUR VOTES ON PROPOSAL 1 WILL BE INVALID AND WILL NOT BE COUNTED.

IF YOU DO NOT INDICATE ANY INSTRUCTION WITH RESPECT TO PROPOSAL 1, THE BLUE PROXY CARD WILL BE VOTED AS FOLLOWS: “FOR” MR.  PHAM AND “WITHHOLD” ON ALL THE COMPANY NOMINEES AS LISTED IN PROPOSAL 1.

WITH RESPECT TO PROPOSALS 2, 3 AND 4 (MANAGEMENT PROPOSALS):  YOUR SHARES WILL BE VOTED ON THE BLUE CARD ONLY AS DIRECTED.  IF YOU DO NOT PROVIDE AN INSTRUCTION WITH RESPECT TO ANY OF THESE PROPOSALS, THE NAMED PROXIES (NAMED IN THE BLUE PROXY CARD) WILL EXERCISE THEIR DISCRETION TO CAUSE YOUR PROXY TO ABSTAIN ON SUCH OTHER PROPOSALS.

 THE NAMED PROXIES WILL ALSO EXERCISE THEIR DISCRETION ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING, SUBJECT TO APPLICABLE LAW.

WE STRONGLY URGE YOU TO VOTE “FOR” THE ELECTION OF DUC PHAM ON THE ENCLOSED BLUE UNIVERSAL PROXY CARD.

OTHER PROPOSALS TO BE VOTED AT THE MEETING

In addition to the election of directors, the Company is soliciting proxies in connection with three (3) proposals (Proposals 2, 3 and 4).  Please review the Company’s proxy materials for a complete description of those proposals.  It will be possible for you to vote on those proposals using the BLUE proxy card being distributed by Mr. Pham.  However, he makes no recommendation about how you should vote on those matters, and if you do not provide instructions as to those proposals, the proxies named below will cause your proxy to abstain.

VOTING PROCEDURES; BROKER NON-VOTES; DISCRETIONARY VOTING

According to the Company’s proxy statement, if you are a registered shareholder (i.e., you hold your shares in your own name through the Company’s transfer agent, Equiniti) as of the Record Date, then you may submit your proxy to vote via the Internet, or by mail by following the instructions provided on the BLUE universal proxy card..  You may still attend the in-person Annual Meeting and vote even if you have already submitted your proxy to vote by Internet.

According to the Company’s proxy statement, if you are a beneficial owner of shares (i.e., your shares are held in the name of a brokerage firm, bank or a trustee) as of the Record Date, then you may ensure that your shares are represented and voted at the Annual Meeting by following the instructions provided in the voting instruction form or other materials provided to you by the brokerage firm, bank, trustee or other nominee that holds your shares. If you do not provide voting instructions to your broker, then your shares will not be voted at the Annual Meeting on any proposal with respect to which the broker does not have discretionary authority. To the extent that  Mr. Pham, the Company and the RiverStyx Parties provide proxy materials to a broker who holds shares for a beneficial owner, none of the matters to be voted on at the Annual Meeting will be considered a discretionary matter under the rules of the various regional and national exchanges of which the intermediary is a member (the “Broker Rules”); therefore, all of the matters to be voted on at the Annual Meeting will be considered “non-routine” matters. In that case, a broker that is subject to the Broker Rules will not have authority to vote shares held by a beneficial owner without instructions from the beneficial owner on Proposals 2, 3, and 4.  According to the Company, to the extent broker non-votes arise when both Mr. Pham, the Company and the RiverStyx Parties provide proxy materials to a broker who holds shares for a beneficial owner, such broker non-votes will not be  counted for purposes of determining whether a quorum exists at the Annual Meeting. Therefore, if you are a beneficial owner, we encourage you to instruct your broker how to vote your shares using the voting instruction form provided by your broker so that your vote can be counted.

However, according to the Company’s proxy statement, for brokerage accounts that receive proxy materials only from the Company, the broker will be entitled to vote shares held for a beneficial owner on routine matters without instructions from the beneficial owner of those shares. In that event, the broker is not entitled to vote the shares on non-routine items. Accordingly, if you receive proxy materials only from the Company and you do not submit any voting instructions to your broker, your shares will constitute “broker non-votes” on each of the non-routine proposals (i.e., Proposals 2, 3 and 4).  In the event your brokerage account receives proxy materials only from the Company, “broker non-votes” will be counted for purposes of determining whether a quorum exists at the Annual Meeting. The voting instruction form provided by the broker holding your shares may also include information about how to submit your voting instructions over the Internet, if such options are available. The  BLUE universal proxy card accompanying this proxy statement will provide information regarding Internet voting.

Abstentions or withheld votes will be counted for the purpose of determining the presence or absence of a quorum. The Company, Mr. Pham and the RiverStyx Parties are soliciting proxies in connection with the proposals to be voted on at the Annual Meeting, and we expect that brokers will receive proxy materials from both Mr. Pham, and the Company and the RiverStyx Parties, making it a contested solicitation. Accordingly, under applicable rules, if your broker receives proxy materials from both us and the Company it will not have discretionary authority to vote your shares at the Annual Meeting on any of the proposals. Any broker non-votes will be treated in the manner described above.

If you are a shareholder of record, you must deliver your vote by Internet, telephone or mail or attend the Annual Meeting in person and vote in order to be counted in the determination of a quorum.

Quorum and Vote Required

On August 13, 2025, North Carolina Chief Business Court Judge Michael L. Robinson entered an Order, directing the Company to hold its Annual Meeting on Monday October 13, 2025 (the “Order”). Pursuant to the Order, for purposes of this Annual Meeting only, the number of shares represented by shareholders who appear at the Annual Meeting, in person or by proxy, will represent a quorum.

Votes “for” and “against,” abstentions, shares that are withheld as to voting with respect to one or more of the director nominees will be considered to be present for purposes of determining whether a quorum exists. If a quorum is present at the beginning of the Annual Meeting, the shareholders may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

VOTES REQUIRED FOR APPROVAL

Election of Directors – According to the Company’s proxy statement, the Company has a plurality voting standard for contested director elections. Under the plurality voting standard, you may vote “FOR” or “WITHHOLD” authority to vote for up to five (5) nominees, and the five (5) nominees who receive the largest number of votes cast “FOR” their election will be elected, regardless of whether they were nominated by Mr. Pham, the Company or Mr. Franklin of the RiverStyx Parties.  Shareholders may not cumulate votes for the election of directors. Assuming a quorum is present, “ABSTAIN” and  “WITHHOLD” votes and broker non-votes, if any, will not be considered votes cast and will have no effect on this proposal.  For matters other than Proposal 1, the Company’s proxy indicates that approval of a proposal requires the affirmative vote of a majority of the shares of common stock entitled to vote and present in person or represented by proxy at the annual meeting. As to these additional management proposals other than election of directors, abstentions and broker non-votes will not be considered votes cast and will have no effect on the outcome of these votes.

Company proposals: Proposal 2 – According to the Company’s proxy statement, and as more fully explained there, Proposal 2 relates to ratification of the appointment of BDO USA, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2026.

Company proposals: Proposal 3 – According to the Company’s proxy statement, and as more fully explained there, Proposal 3 seeks approval, on a non-binding, advisory basis, of executive compensation.

Company proposals: Proposal 4 – According to the Company’s proxy statement, and as more fully explained there, Proposal 4 seeks approval, on a non-binding advisory basis, of the frequency of future non-binding, advisory votes to approve the compensation of the Company’s named executive officers.

REVOCATION OF PROXIES

Shareholders of the Company may revoke their proxies at any time prior to exercise by attending the Annual Meeting (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy) or by delivering a written notice of revocation. The delivery of a subsequently dated proxy that is properly completed will constitute a revocation of any earlier proxy. The revocation may be delivered, as appropriate, to Mr. Pham in care of Campaign Management LLC at the address set forth on the back cover of this Proxy Statement or to the Company, Attn: Corporate Secretary at 170 Southport Drive, Morrisville, North Carolina 27560 or any other address provided by the Company. Although a revocation is effective if delivered to the Company, we request that either the original or photostatic copies of all revocations be mailed to Mr. Pham in care of Campaign Management, LLC at the address set forth on the back cover of this Proxy Statement so that we will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the shares entitled to be voted at the Annual Meeting. Additionally, Campaign Management, LLC may use this information to contact shareholders who have revoked their proxies in order to solicit later dated proxies for the election of Mr. Pham.

IF YOU WISH TO VOTE FOR THE ELECTION OF DUC PHAM TO THE BOARD OF DIRECTORS, PLEASE VOTE “FOR” HIM ON THE BLUE UNIVERSAL PROXY CARD.

SOLICITATION OF PROXIES

The solicitation of proxies pursuant to this Proxy Statement is being made by the Due Pham.  Proxies may be solicited by mail, facsimile, telephone, Internet, in person and by advertisements.

Mr. Pham has entered into an agreement with Campaign Management, LLC for solicitation and advisory services in connection with this solicitation, for which Campaign Management, LLC will receive a fee not to exceed $50,000, together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. Mr. Pham will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Mr. Pham has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares of Common Stock they hold of record.  Mr. Pham will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. Mr. Pham, as a nominee, may make solicitation of proxies but, except as described herein, will not receive compensation for acting as a director nominee. It is anticipated that Campaign Management, LLC will employ approximately eight persons to solicit shareholders for the Annual Meeting.

The entire expense of soliciting proxies is being borne by Mr. Pham. Costs of this solicitation of proxies are currently estimated to be approximately $80,000 (including, but not limited to, fees for attorneys, solicitors and other advisors, and other costs incidental to the solicitation). Mr. Pham estimates that through the date hereof its expenses in connection with this solicitation are approximately $35,000.  To the extent legally permissible, if Mr. Pham is  successful in its proxy solicitation, he intends to seek reimbursement from the Company for the expenses he incurs in connection with this solicitation. He does not intend to submit the question of such reimbursement to a vote of shareholders of the Company.[2]

OTHER MATTERS AND ADDITIONAL INFORMATION

Mr. Pham is unaware of any other matters to be considered at the Annual Meeting. However, should other matters, which Mr. Pham is not aware of a reasonable time before this solicitation, be brought before the Annual Meeting, the persons named as proxies on the enclosed BLUE universal proxy card will vote on such matters in their discretion.

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this Proxy Statement may have been sent to multiple shareholders in your household. We will promptly deliver a separate copy of the document to you if you write to our proxy solicitor, Campaign Management, LLC at the address set forth on the back cover of this Proxy Statement, or call toll free at (844) 264-9255.  If you want to receive separate copies of our proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact our proxy solicitor at the above address and phone number.

The information concerning the Company and the proposals in the Company’s proxy statement contained in this Proxy Statement has been taken from, or is based upon, publicly available documents on file with the SEC and other publicly available information. Although we have no knowledge that would indicate that statements relating to the Company contained in this Proxy Statement, in reliance upon publicly available information, are inaccurate or incomplete, to date we have not had access to the books and records of the Company, were not involved in the preparation of such information and statements and are not in a position to verify such information and statements. All information relating to any person other than the Participants is given only to the knowledge of Mr. Pham.

This Proxy Statement is dated September __, 2025. You should not assume that the information contained in this Proxy Statement is accurate as of any date other than such date, and the mailing of this Proxy Statement to shareholders shall not create any implication to the contrary.

FINANCIAL REPORTS

A copy of the annual report of the Company for the fiscal year ended __________, 2025, including the Company’s annual report to the SEC on Form 10-K was filed by management on ____ __, 2025 and is available at www.sec.gov.  Such report is not part of this proxy statement.

CERTAIN ADDITIONAL INFORMATION

WE HAVE OMITTED FROM THIS PROXY STATEMENT CERTAIN DISCLOSURE REQUIRED BY APPLICABLE LAW THAT IS EXPECTED TO BE INCLUDED IN THE COMPANY’S PROXY STATEMENT AND THE RIVERSTYX PARTIES’ PROXY STATEMENT RELATING TO THE ANNUAL MEETING, BASED ON OUR RELIANCE ON RULE 14A-5(C) UNDER THE EXCHANGE ACT.  AS TO THE COMPANY, THIS DISCLOSURE IS EXPECTED TO INCLUDE, AMONG OTHER THINGS, CURRENT BIOGRAPHICAL INFORMATION ON THE COMPANY’S DIRECTORS AND EXECUTIVE OFFICERS, INFORMATION CONCERNING EXECUTIVE COMPENSATION AND DIRECTOR COMPENSATION, INFORMATION CONCERNING THE COMMITTEES OF THE BOARD AND OTHER INFORMATION CONCERNING THE BOARD, INFORMATION CONCERNING CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS, INFORMATION ABOUT THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, INFORMATION CONCERNING SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT, DEADLINES FOR SHAREHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR THE NEXT ANNUAL MEETING, AND OTHER IMPORTANT INFORMATION.  AS TO THE RIVERSTYX PARTIES, THEIR DISCLOSURE IS EXPECTED TO ICNLUDE, AMONG OTHER THINGS, BIOGRAPHICAL INFORMATION ON THE RIVERSTYX NOMINEES AND OTHER IMPORTANT INFORMATION. SHAREHOLDERS ARE DIRECTED TO REFER TO THE COMPANY’S PROXY STATEMENT AND THE RIVERSTYX PARTIES’ PROXY STATEMENT FOR THE FOREGOING INFORMATION, INCLUDING INFORMATION REQUIRED BY ITEM 7 OF SCHEDULE 14A WITH REGARD TO NOMINEES.    SHAREHOLDERS CAN ACCESS THE COMPANY’S PROXY STATEMENT, THE RIVERSTYX PARTIES’ PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS DISCLOSING THIS INFORMATION, WITHOUT COST, ON THE SEC’S WEBSITE AT WWW.SEC.GOV.

The information concerning the Company contained in this Proxy Statement and the Appendices attached hereto has been taken from, or is based upon, publicly available documents on file with the SEC and other publicly available information. Although we have no knowledge that would indicate that statements relating to the Company contained in this Proxy Statement, in reliance upon publicly available information, are inaccurate or incomplete, to date we have not had access to the books and records of the Company, were not involved in the preparation of such information and statements and are not in a position to verify such information and statements.

Your vote is important. No matter how many or how few shares of Common Stock you own, please vote to elect Duc Pham by marking, signing, dating and mailing the enclosed BLUE universal proxy card promptly.

Duc Pham

September  _, 2025

APPENDIX 1

HOLDINGS OF COMMON STOCK OF DUC PHAM AS OF SEPTEMBER 9, 2025

Shares of common stock held by Duc Pham, either of record or beneficially: 155,900 shares.

Shares of common stock beneficially held by Don Pham, as to which Duc Pham has voting authority by proxy: 144,000 shares.

TRANSACTIONS IN SECURITIES OF THE COMPANY
DURING THE PAST TWO YEARS

Transactions in pass 24 months by Duc Pham

Date	Buy/Sell	Shares	Average Price	Broker/Transfer Agent
08/22/2025	DRS Transferred	50	22.50	Equiniti – Shareholder of Record
04/24/2025	Bought	51,000	0.45	E*TRADE – Individual
04/24/2025	Bought	5,000	0.50	E*TRADE – Roth IRA
04/24/2025	Bought	3,000	0.50	E*TRADE – IRA
04/23/2025	Bought	25,000	0.52	Fidelity – Apple 401k
04/23/2025	Bought	10,000	0.54	E*TRADE – Roth IRA
04/23/2025	Bought	9,800	0.54	E*TRADE – IRA
03/13/2025	Bought To Cover	5,000	0.98	E*TRADE – Individual
02/13/2025	Bought To Cover	5,000	1.33	E*TRADE – Individual
12/16/2024	Bought To Cover	5,000	1.66	E*TRADE – Individual
10/23/2024	Bought To Cover	5,000	1.28	E*TRADE – Individual
06/27/2024	Sold Short	5,000	1.78	E*TRADE – Individual
06/13/2024	Sold Short	5,000	1.93	E*TRADE – Individual
05/31/2024	Sold Short	5,000	2.12	E*TRADE – Individual
05/20/2024	Sold Short	5,000	2.36	E*TRADE – Individual
05/20/2024	Sold	5,000	2.42	E*TRADE – IRA
05/16/2024	Bought	2,500	0.30	E*TRADE – Individual
05/16/2024	Bought	1,500	0.30	E*TRADE – Roth IRA
05/16/2024	Bought	7,000	0.30	E*TRADE – IRA
12/28/2023	Sold	11,500	0.41	E*TRADE – Roth IRA
12/28/2023	Sold	17,000	0.41	E*TRADE – IRA
12/27/2023	Sold	2,500	0.40	E*TRADE – Individual
11/10/2023	Bought	15,000	0.29	E*TRADE – Individual
11/10/2023	Bought	13,715	0.31	E*TRADE – Roth IRA
11/10/2023	Bought	20,000	0.30	E*TRADE – IRA
11/09/2023	Bought	15,000	0.29	E*TRADE – Individual
11/09/2023	Bought	1,285	0.31	E*TRADE – Roth IRA
11/09/2023	Bought	6,916	0.30	E*TRADE – IRA
11/08/2023	Bought	333	0.33	E*TRADE – IRA
11/06/2023	Bought	15,000	0.34	E*TRADE – Individual
11/03/2023	Bought	11,251	0.33	E*TRADE – IRA
10/16/2023	Bought	7,441	0.39	E*TRADE – Roth IRA
10/16/2023	Bought	25,000	0.40	E*TRADE – IRA
10/13/2023	Bought	25,000	0.39	E*TRADE – Individual
10/13/2023	Bought	17,559	0.39	E*TRADE – Roth IRA

Transactions in pass 24 months by Don Pham

Date	Buy/Sell	Shares	Average Price	Broker/Transfer Agent
5/5/2025	Gift Transferred	144,000	N/A	E*Trade-Individual (Gifted from Infinitive Love, Inc.)

IMPORTANT

Tell the Board what you think! Your vote is important. No matter how many shares of Common Stock you own, please give Duc Pham your proxy FOR the his election to the Board of Directors by taking the following steps:

·	SIGNING the enclosed BLUE universal proxy card;

·	DATING the enclosed BLUE universal proxy card; and

·	MAILING the enclosed BLUE universal proxy card TODAY in the envelope provided (no postage is required if mailed in the United States); or

·	VOTING BY INTERNET using the unique “control number” and following the instructions that appear on your BLUE universal proxy card.

You may vote your shares in person at the Annual Meeting; however, even if you plan to attend the Annual Meeting in person, we recommend that you submit your BLUE universal proxy card by mail by the applicable deadline so that your vote will still be counted if you later decide not to attend the Annual Meeting. If any of your shares of Common Stock are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such shares of Common Stock and only upon receipt of your specific instructions. Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed BLUE universal voting form.

If you have any questions or require any additional information concerning this Proxy Statement, please contact Campaign Management, LLC as set forth below.

If you have any questions, require assistance in voting your BLUE universal proxy card or need additional copies of the Pham-Group’s proxy materials, please contact Campaign Management, LLC at the phone numbers listed below.

Strategic Stockholder Advisor and Proxy Solicitation Agent

15 West 38th Street, Suite #747, New York, New York 10018

Campaign Management

North American Toll-Free Phone:

1-844-264-9255

Email: info@campaign-mgmt.com

Call Collect Outside North America: +1 (212) 632-8422

PRELIMINARY COPY

CHARLES  & COLVARD, INC. 2025 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF DUC PHAM.

NEITHER THE BOARD OF DIRECTORS OF CHARLES  & COLVARD, LTD. NOR THE RIVERSTYX PARTIES IS SOLICITING THIS PROXY.

The undersigned appoints Duc Pham and Michael Fein as attorneys and agents with full power of substitution to vote all shares of common stock of Charles  & Colvard, Ltd. (the “Company”) which the undersigned would be entitled to vote if personally present at the fiscal year 2025 Annual Meeting of Stockholders of the Company scheduled to be held at 9:30 A.M. Eastern Time on October 13, 2025 at 170 Southport Drive, Morrisville, North Carolina 27560 (including any adjournments or postponements thereof and any meeting called in lieu thereof, collectively the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of common stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to Mr. Pham a reasonable time before this solicitation.

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED WITH RESPECT TO PROPOSAL 1 OF THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “FOR” DUC PHAM, [“FOR” THE RIVERSTYX NOMINEES,] AND “WITHHOLD” AS TO THE COMPANY NOMINEES, BUT THIS PROXY WILL NOT BE VOTED ON ANY OTHER PROPOSAL.   IF NO DIRECTION IS PROVIDED ON MANAGEMENT PROPOSALS 2, 3 AND 4, THE NAMED PROXIES WILL EXERCISE THEIR DISCRETION TO CAUSE YOUR PROXY TO ABSTAIN ON SUCH PROPOSALS.

This Proxy will be valid until the completion of the Annual Meeting. This Proxy will only be valid in connection with Duc Pham’s solicitation of proxies for the Annual Meeting.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

BLUE PROXY CARD

[X] Please mark vote as in this example

DUC PHAM RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” HIS NOMINATION AND NOT VOTE “FOR” THE FIVE COMPANY NOMINEES LISTED BELOW IN PROPOSAL 1.  YOU MAY USE THIS CARD TO VOTE “FOR” OR “WITHHOLD” AS TO ANY OF THE NOMINEES OF THE RIVERSTYX PARTIES.

ALTHOUGH YOU MAY MARK INSTRUCTIONS WITH RESPECT TO ANY OR ALL OF THE DIRECTOR NOMINEES LISTED IN PROPOSAL 1, YOU MAY MARK A VOTE “FOR” NO MORE THAN FIVE (5) NOMINEES IN TOTAL.  IF YOU MARK A VOTE “FOR”  FEWER THAN FIVE NOMINEES, THE NAMED PROXIES WILL VOTE YOUR SHARES  “FOR” ONLY THOSE NOMINEES YOU HAVE SO MARKED.  IF YOU MARK A VOTE “FOR” MORE THAN FIVE NOMINEES, YOUR VOTES ON PROPOSAL 1 WILL BE INVALID AND WILL NOT BE COUNTED.

IF YOU DO NOT INDICATE ANY INSTRUCTION WITH RESPECT TO PROPOSAL 1, THE BLUE PROXY CARD WILL BE VOTED AS FOLLOWS: “FOR” MR.  PHAM AND “WITHHOLD” ON ALL THE COMPANY NOMINEES, IN EACH CASE AS LISTED IN PROPOSAL 1.

WITH RESPECT TO PROPOSALS 2, 3 AND 4 (MANAGEMENT PROPOSALS):  YOUR SHARES WILL BE VOTED ON THE BLUE CARD ONLY AS DIRECTED.  IF YOU DO NOT PROVIDE AN INSTRUCTION WITH RESPECT TO ANY OF THESE PROPOSALS, THE NAMED PROXIES WILL EXERCISE THEIR DISCRETION TO CAUSE YOUR PROXY TO ABSTAIN ON SUCH OTHER PROPOSALS.

 THE NAMED PROXIES WILL ALSO EXERCISE THEIR DISCRETION ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING, SUBJECT TO APPLICABLE LAW.

1.     To elect five directors to hold office each for a one-year term expiring at the Company’s  2026 Annual Meeting of Stockholders or until his or her respective successor is elected or qualified.

Mr. Pham recommends that you vote “FOR” Mr. Pham and “WITHHOLD” as to the Company Nominees.

DUC PHAM

1.01  Duc Pham                      [   ] FOR   [   ] WITHHOLD

RIVERSTYX NOMINEES

1.02  Ben Franklin                  [   ] FOR   [   ] WITHHOLD

            1.03  Michael R. Levin           [   ] FOR   [   ] WITHHOLD

1.04   Lloyd M. Sems             [   ] FOR   [   ] WITHHOLD

COMPANY NOMINEES

1.05  Rhuten Banderi              [   ] FOR   [   ] WITHHOLD

            1.06  Anne M. Butler              [   ] FOR   [   ] WITHHOLD

1.07  Neal Goldman                [   ] FOR   [   ] WITHHOLD

1.08  Don O’Connell             [   ] FOR   [   ] WITHHOLD

1.09  James Tu                        [   ] FOR   [   ] WITHHOLD

DUC PHAM MAKES NO RECOMMENDATION REGARDING THE FOLLOWING MANAGEMENT PROPOSALS.

1 MANAGEMENT PROPOSAL 2: Ratification of the appointment of BDO USA, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2026	For [ ] Against [ ] Abstain [ ]
2 MANAGEMENT PROPOSAL 3: Approval, on a non-binding, advisory basis, of executive compensation	For [ ] Against [ ] Abstain [ ]
3 MANAGEMENT PROPOSAL 4: Approval, on a non-binding, advisory basis, of the frequency of future non-binding, advisory votes to approve the compensation of the Company’s named executive officers	1 Year [ ] 2 Years [ ] 3 Years [ ] Abstain [ ]

DATED: ____________________________

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(Signature)

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(Signature, if held jointly)

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(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH THEY ARE SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.

[1] GCAL, the Gem Certification and Assurance Lab, is a U.S. lab known for graded reports and additional assurance protocols on some stones.

[2] In his nomination papers Mr. Pham stated that he did not intend to seek reimbursement if successful in this effort.  That statement was accurate at the time, but in light of the costs now involved, he has decided to seek such reimbursement if possible.